AMERICAN GENERAL LIFE INSURANCE COMPANY
        SEPARATE ACCOUNT AG SEPARATE ACCOUNT A
               SEPARATE ACCOUNT A
              SEPARATE ACCOUNT VA-1
              SEPARATE ACCOUNT VA-2
               SEPARATE ACCOUNT D
               SEPARATE ACCOUNT I

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY
                  OF NEW YORK
            SEPARATE ACCOUNT USL VA-R
            SEPARATE ACCOUNT USL A

         VARIABLE ANNUITY CONTRACTS

        SUPPLEMENT DATED JULY 1, 2013
            TO PROSPECTUSES

          Due to a change in the distributor of the American General Life Insurance Company ("AGL") and
The United States Life Insurance Company in the City of New York ("USL") variable annuity contract (the
"Contracts"), the entirety of the "Distribution of the Contract" and "Distribution Arrangement" sections of the prospectuses is replaced with the following:
          SunAmerica Capital Services, Inc. ("SACS") is the distributor and principal underwriter of the Contracts. SACS is located at Harborside Financial
Center, 3200 Plaza 5, Jersey City, New Jersey 07311-
4922. SACS is a Delaware corporation and an affiliate of AGL and USL. SACS also acts as principal underwriter for AGL's and USL's other separate accounts and for the separate accounts of a certain AGL affiliate. SACS is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial
Industry Regulatory Authority. SACS, as the principal underwriter and distributor, is not paid any fees on the Contracts.

          AGL and USL will not pay any commission to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.